                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

                Date of Report (Date of earliest event reported)

                                  July 31, 2001


                            DORCHESTER HUGOTON, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                  0-10697               75-1829064
------------------------ -------------------- --------------------------------
(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



1919 S. Shiloh Road, Suite 600 - LB 48, Garland, TX               75042-8234
----------------------------------------------------          -----------------
    (Address of principal executive offices)                      (Zip Code)


                                 (972) 864-8610
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         Dorchester Hugoton, Ltd., Republic Royalty Company and Spinnaker Royalty Company, L.P. have entered into a letter of intent that contemplates a combination of their businesses and/or properties, in a non-taxable transaction, into a new publicly traded limited partnership. With limited exceptions, the letter of intent is non-binding, and the transaction is subject to the negotiation and execution of a definitive agreement.

         The contemplated transaction is summarized in (i) Dorchester Hugoton, Ltd.'s press release dated August 2, 2001, a copy of which is filed as Exhibit
99.1 hereto and incorporated by reference in response to this Item, and (ii) the letter of intent executed by the parties on July 31, 2001, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference in response to this Item.

         THE FOREGOING DOES NOT CONSTITUTE AN OFFER TO BUY, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES. THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A
PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         ALL DORCHESTER HUGOTON UNITHOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROSPECTUS/PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED TO EACH UNITHOLDER REQUESTING SUCH UNITHOLDER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS, WHEN FINALIZED, WILL BE MAILED TO DORCHESTER HUGOTON UNITHOLDERS AND WILL BE AVAILABLE FROM DORCHESTER HUGOTON ON REQUEST. THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WILL ALSO BE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

         Dorchester Hugoton and its General Partners, and their respective directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT RELATING TO THE TRANSACTION WHEN IT BECOMES AVAILABLE.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          2.1  Letter of Intent, dated July 31, 2001

          99.1 Press Release, dated August 2, 2001







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DORCHESTER HUGOTON, LTD.


Dated: August 2, 2001                  By: /s/ Kathleen A. Rawlings
                                           -------------------------------------
                                       Kathleen A. Rawlings
                                       Controller (Principal Accounting Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION
-------              -----------

     2.1             Letter of Intent, dated July 31, 2001
    99.1             Press Release, dated August 2, 2001